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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               November 16, 2000


                      Greenwich Capital Acceptance, Inc.
                      ----------------------------------
            (Exact Name of Registrant as Specified in its Charter)



Delaware                            333-34330              06-1199884
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(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                  File Number)          Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                                  06830
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(Address of Principal                                               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (203) 622-2700

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)

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     Item 5.  Other Events.
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     On November 16, 2000, in connection with the offering of Mortgage
Pass-Through Certificates, Series 2000-HSBC1, the HSBC Mortgage Loan Trust 2000-HSBC1 issued the Class A-1, Class A-2, Class A-3, Class X, Class A-R, Class B-1, Class B-2 and Class B-3 Certificates pursuant to a Prospectus dated November 13, 2000 and a Prospectus Supplement dated November 13, 2000. The Trust was created pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2000, by and among Greenwich Capital Acceptance, Inc., as depositor, HSBC Mortgage Corporation (USA), as seller and servicer, and Wells Fargo Bank Minnesota, N.A., as trustee, and attached hereto as Exhibit 99.1.

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     Item 7.  Financial Statements; Pro Forma Financial Information and
              ---------------------------------------------------------
              Exhibits.
              --------

     (a)      Not applicable.

     (b)      Not applicable.

     (c)      Exhibits:

                       99.1 Pooling and Servicing Agreement dated as of November 1, 2000.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GREENWICH CAPITAL ACCEPTANCE, INC.



                                          By: /s/ John Graham
                                              -------------------------------
                                              Name:  John Graham
                                              Title:  Vice President


Dated:  December 11, 2000

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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.                                 Description
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99.1                                        Pooling and Servicing Agreement.

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